UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MVP REIT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MERGER PROCESS
AND RELATED MATTERS

Presenter:

Mike Shustek, CEO

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

RECORD DATE

MVP REIT, INC.:

The record date for stockholders entitled to vote on the merger is the close of business on August 11, 2017. All MVP REIT, Inc. common stockholders of record on August 11, 2017 are entitled to vote on the merger and an amendment to the charter of MVP REIT, Inc. to facilitate the merger.

MVP REIT II, INC.:

MVP REIT II, Inc. stockholders are not required to vote on the merger. However all MVP REIT II, Inc. stockholders of record as of the close of business on August 11, 2017 are entitled to vote at MVP REIT II, Inc.'s 2017 annual meeting of stockholders on certain amendments to the MVP REIT II, Inc. charter the election of directors and the ratification of RSM as MVP REIT II, Inc.'s auditors.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

PROXY - MVP REIT II, INC.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Pre-Register and Attend the Special Meeting
Red Rock Casino & Resort, Room [ ]
11011 West Charleston Blvd.
Las Vegas, Nevada 89135
on September 27, 2017

DO NOT TEAR

MVP REIT II, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MVP REIT, Inc. The undersigned stockholder of MVP REIT II, Inc., a Maryland corporation (the "Company"), hereby appoints Michael V. Shustek as the Proxy for the undersigned, with full power of substitution, to attend the 2017 Special Meeting of Stockholders of the Company to be held on September 27, 2017, at 9:00 a.m. local time at Red Rock Casino & Resort, Room [ ] located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135 and any postponement or adjournment thereof (the "Special Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledged receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted "FOR" the merger, "FOR" the charter amendment and "FOR" the other proposals, all as described in the Proxy Statement. The votes entitled to be cast by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any postponement or adjournment thereof.

VOTE BY INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
MVP2_29157_080917

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals **THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR AND "FOR" EACH OF THE OTHER LISTED PROPOSALS**

	FOR	AGAINST	ABSTAIN
1. To approve amendments to the charter of the Company (the "Charter") to remove or revise certain provisions relating to our stock and stockholders.	☐	☐	☐
2. To approve amendments to the Charter to remove or revise certain provisions relating to the Board of Directors.	☐	☐	☐
3. To approve amendments to the Charter to remove or revise certain provisions relating to the conduct of our business that limit or regulate certain of our powers.	☐	☐	☐
4. To approve an amendment to the Charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law.	☐	☐	☐
5. To approve amendments to the Charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, rights to access information and voting rights.	☐	☐	☐
6. To amend the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such shares to December 31, 2017.	☐	☐	☐
7. To approve amendments to the Charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Charter.	☐	☐	☐

8. To elect each of the nominees named in this proxy statement as directors to serve on our Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify.

	FOR	AGAINST	ABSTAIN
01. Michael V. Shustek	☐	☐	☐
02. Allen Wolff	☐	☐	☐
03. David Chavez	☐	☐	☐
04. Erik Hart	☐	☐	☐
05. John E. Dawson	☐	☐	☐

	FOR	AGAINST	ABSTAIN
9. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
10. To adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.	☐	☐	☐

	YES	NO
I plan to attend the Meeting	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the MVP REIT II, INC. Annual Meeting of Stockholders to Be Held on September 27, 2017. The Proxy Statement/Prospectus and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/mvp-29157

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999999

xxxxxxxxxxxxxx MVP2_29157 M xxxxxxxx

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

PROXY - MVP REIT, INC.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Pre-Register and Attend the Special Meeting
Red Rock Casino & Resort, Room [ ]
11011 West Charleston Blvd.
Las Vegas, Nevada 89135
on September 27, 2017

DO NOT TEAR

MVP REIT, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MVP REIT, Inc. The undersigned stockholder of MVP REIT, Inc., a Maryland corporation (the "Company"), hereby appoints Michael V. Shustek as the Proxy for the undersigned, with full power of substitution, to attend the 2017 Special Meeting of Stockholders of the Company to be held on September 27, 2017, at 8:00 a.m. local time at Red Rock Casino & Resort, Room [ ] located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135 and any postponement or adjournment thereof (the "Special Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledged receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted "FOR" the merger, "FOR" the charter amendment and "FOR" the other proposals, all as described in the Proxy Statement. The votes entitled to be cast by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any postponement or adjournment thereof.

VOTE BY INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
MVP1_29157_080917

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals **The Board of Directors recommends a vote "FOR" the merger, "FOR" the Charter Amendment and "FOR" the other proposal, all as described in the Proxy Statement**

Proposal	FOR	AGAINST	ABSTAIN
1. To approve the merger, which is referred to as the "Merger," of the Company with and into MVP Merger Sub, LLC, which is referred to as "Merger Sub", a wholly owned subsidiary of MVP REIT II, Inc., a Maryland corporation, which is referred to as "MVP II," pursuant to the Agreement and Plan of Merger, dated as of May 26, 2017, as it may be amended or modified from time to time (a copy of which is attached as Annex A to the Proxy Statement), by and among the Company, MVP II, MVP Merger Sub, LLC, and MVP Realty Advisors, LLC, a Delaware limited liability company, both in its capacity as the external advisor to MVP I, and in its capacity as the external advisor to MVP II.	☐	☐	☐
2. To approve an amendment deleting provisions related to Roll-Up transactions from the charter of the Company, which is referred to as the "Charter Amendment" (a copy of which is attached as Annex B to the Proxy Statement).	☐	☐	☐
3. To adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies in favor of the proposals to approve the Merger and the Charter Amendment.	☐	☐	☐

I plan to attend the Meeting — YES ☐ NO ☐

Important Notice Regarding the Availability of Proxy Materials for the MVP REIT, INC. Special Meeting of Stockholders to Be Held on September 27, 2017.
The Proxy Statement/Prospectus and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/mvp-29157

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999999

xxxxxxxxxxxxxx MVP1_29157 M xxxxxxxx

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

PROXY

MAILING OF PROXY MATERIALS

MVP REIT, INC.:	The proxy statement/prospectus and a form of proxy for the MVP REIT, Inc. special meeting of stockholders will be mailed on or about August 21, 2017 to all stockholders of record of MVP REIT, Inc. as of the close of business on August 11, 2017.
MVP REIT II, INC.:	The proxy statement and a form of proxy for the MVP REIT II, Inc., 2017 annual meeting of stockholders will be mailed on or about August 21, 2017 to all stockholders of record of MVP REIT II, Inc. as of the close of business on August 11, 2017.

MEETING DATE

MVP REIT, INC.:	The meeting date has been set for September 27, 2017 at 8:00 a.m. local time at Red Rock Casino & Resort located in Las Vegas, Nevada.
MVP REIT II, INC.:	The meeting date has been set for September 27, 2017 at 9:00 a.m. local time at Red Rock Casino & Resort located in Las Vegas, Nevada.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

SOLICITATION OF PROXIES

- Each of MVP REIT, Inc. and MVP REIT II, Inc. has retained Georgeson as its proxy solicitation firm for the stockholder meeting.
- Georgeson will be calling stockholders to solicit stockholder votes in favor of the proposals.
- Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law.

ABOUT GEORGESON

- Founded in 1935 as Georgeson & Company Inc., Georgeson emerged as the first-ever proxy solicitation and unclaimed property services company and has since grown to be a global market leader in strategic stockholder communications and consulting services.
- A 1999 merger established Georgeson Stockholder Communications Inc., which was acquired in 2003 by Computershare (ASX: CPU), the world's foremost transfer agent and investor services provider. Computershare renamed the company Georgeson.
- For more than 80 years Georgeson has helped many of the world's leading organizations maximize the value of relationships with their investors and stakeholders. Georgeson pioneered proxy solicitation advancements and the contemporary approach to small stockholder programs, becoming the first-ever company to use telephone campaigns to reach large numbers of stockholders and creating proprietary programs to reunite stockholders with unexchanged or lost assets.
- With offices in many of the world's major financial markets, Georgeson remains focused on managing every step of the proxy solicitation process, with expertise to handle everything from standard stockholder meetings to complex solicitations.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

REASONS FOR THE MERGER - MVP REIT, INC.

MVP REIT, INC.:

In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the MVP REIT, Inc. board considered the recommendation of the MVP REIT, Inc. special committee. In reaching their respective determinations, the MVP REIT, Inc. board and MVP REIT, Inc. special committee considered a number of factors, including the following material factors which the board and special committee viewed as supporting their respective decisions with respect to the merger agreement, the merger and the other transactions contemplated by the merger agreement:

- the appraised market value of the portfolio, as well as the financial performance, financial condition, business operations and prospects, of each of MVP REIT, Inc. and MVP REIT II, Inc. independently and as a combined entity;

- the receipt of MVP REIT II, Inc. common stock as the merger consideration provides MVP REIT, Inc. stockholders the opportunity to continue ownership in the combined company, which is expected to provide a number of significant potential strategic opportunities and benefits, including that the combined company will have enhanced geographic diversity and a strategically consistent portfolio of parking facilities located throughout the United States and Canada, which will allow MVP REIT, Inc. stockholders to benefit from a platform that offers enhanced ability to take advantage of opportunistic growth opportunities in the parking industry;

REASONS FOR THE MERGER - MVP REIT, INC.

- the exchange ratio utilizes a fixed price per share of MVP REIT, Inc. common stock and MVP REIT II, Inc. common stock and will not be adjusted in the event of any change in the value of the shares of MVP REIT, Inc. common stock or MVP REIT II, Inc. common stock, which limits the impact of external factors on the merger;

- the integrated organizational structure of the combined company will allow management of MVP REIT, Inc. and MVP REIT II, Inc. to focus its efforts on the operation of a single REIT;

- the fact that Messrs. Aalberts, Nilsen and Nelson will each be elected to the MVP REIT II, Inc. board in connection with the Merger, ensuring that the independent directors of MVP REIT, Inc. will continue to have oversight responsibilities and duties with regard to the combined company;

- the transaction fees and costs associated with a sale or sales of all or substantially all of the MVP REIT, Inc. assets would likely be significant even when compared to the transaction fees and costs to be incurred by MVP REIT, Inc. in connection with the merger, thus decreasing returns to stockholders; for example, debts associated with the assets of MVP REIT, Inc. would likely have to be assumed by purchasers or prepaid, possibly with associated fees and penalties, and the promoted interest payment and disposition fees payable to the MVP REIT, Inc.'s advisor would be substantially higher;

- Upon consummation of the merger, MVP REIT II will pay the Advisor a fee of $3.6 million;

REASONS FOR THE MERGER - MVP REIT, INC.

- the combined company is expected to benefit from the capital raising activities and growth of MVP REIT II, Inc. including the ongoing offering of MVP REIT II, Inc. Series 1 Convertible Redeemable Preferred Stock, which is expected to allow the combined company to, among other things, acquire additional properties and capture opportunities across business cycles; and

- the merger is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, which means that MVP REIT, Inc. stockholders will be able to defer the recognition of any gain in their shares of MVP REIT, Inc. common stock at the time of the merger.

The MVP REIT, Inc. board and MVP REIT, Inc. special committee also considered a variety of other factors, including risks and potentially negative factors. To review the reasons of the MVP REIT, Inc. board for the merger in greater detail, see "The Merger—Recommendation of the MVP REIT, Inc. Board and Its Reasons for the Merger" beginning on page 92 of the S-4.

MVP REIT II, INC.:

In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the MVP REIT II, Inc. board considered the recommendation of the MVP REIT II, Inc. special committee. In reaching their respective determinations, the MVP REIT II, Inc. board and MVP REIT II, Inc. special committee considered a number of factors, including the following material factors which the MVP REIT II, Inc. board and MVP REIT II, Inc. special committee viewed as supporting their respective decisions with respect to the merger agreement, the merger and the other transactions contemplated by the merger agreement:

- the appraised market value of the portfolio, as well as the financial performance, financial condition, business operations and prospects, of each of MVP REIT, Inc. and MVP REIT II, Inc. independently and as a combined entity;
- the right of MVP REIT II, Inc. under the merger agreement to pay the merger consideration in shares of MVP REIT II, Inc. common stock rather than cash;

REASONS FOR THE MERGER - MVP REIT II, INC.

- the exchange ratio in the merger agreement utilizes a fixed exchange ratio and will not be adjusted in the event of any change in the value of the shares of MVP REIT II, Inc. common stock or MVP REIT, Inc. common stock, which limits the impact of external factors on the merger;

- the stockholders of the combined company have the opportunity to continue ownership in the Combined Company, which is expected to provide a number of significant potential strategic opportunities and benefits;

- the integrated organizational structure of the combined company will allow management of MVP REIT, Inc. and MVP REIT II, Inc. to focus its efforts on the operation of a single REIT, which could result in substantial annual cost savings;

- the Merger will allow MVP REIT II, Inc. to increase significantly the size of its portfolio of properties without the expense of negotiating acquisitions of individual properties;

REASONS FOR THE MERGER - MVP REIT II, INC.

- the scale provided by the combination of MVP REIT, Inc. and MVP REIT II, Inc. will enhance the combined company's ability to list its shares of common stock on a national securities exchange; and

- the merger agreement provides that MVP REIT, Inc. will pay MVP REIT II, Inc. termination fees of up to $1.5 million and expense reimbursements of up to $500,000 upon the occurrence of certain conditions.

The MVP REIT II, Inc. board and MVP REIT II, Inc. special committee also considered a variety of other factors, including risks and potentially negative factors. To review the reasons of the MVP REIT II, Inc. board for the Merger in greater detail, see "The Merger—Recommendation of the MVP REIT II, Inc. Board and Its Reasons for the Merger" beginning on page 96 of the S-4.

GENERAL TERMS OF THE MERGER

MVP REIT, Inc. will merge into a subsidiary of MVP REIT II, Inc. If the merger is approved, MVP REIT, Inc. will become a wholly owned subsidiary of MVP REIT II, Inc. The merger is intended to qualify as a tax free "reorganization" under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

At the effective time of the merger, each outstanding share of MVP REIT, Inc. common stock, will be automatically cancelled and retired, and converted into the right to receive 0.365 shares of common stock of MVP REIT II, Inc. Holders of shares of MVP REIT, Inc. common stock will receive cash in lieu of fractional shares.

GENERAL TERMS OF THE MERGER

Pursuant to the merger agreement, the board of directors of MVP REIT II, Inc. will, effective as of the effective time of the merger, increase the number of directors comprising the MVP REIT II, Inc. board to eight and Nicholas Nilsen, Robert J. Aalberts and Shawn Nelson will be elected to the MVP REIT II, Inc. board in addition to John Dawson and Michael Shustek (both of whom serve on both MVP REIT, Inc. and MVP REIT II, Inc.'s boards) and Erik Hart, Allen Wolff and David Chavez who currently serve on the MVP REIT II, Inc. board.

The obligation of each party to consummate the merger is subject to a number of conditions, including receipt of the stockholder approvals, receipt of regulatory approvals, delivery of certain documents and consents, the truth and correctness of the representations and warranties of the parties, subject to the materiality standards contained in the merger agreement, and the absence of a material adverse effect with respect to either the MVP REIT, Inc. or MVP REIT II, Inc.

AMENDED AND RESTATED ADVISORY AGREEMENT

Upon the merger becoming effective, the MVP REIT, Inc. advisory agreement will be terminated and MVP REIT II, Inc. will amend its existing advisory agreement which will be known as the Second Amended and Restated Advisory Agreement.

The Second Amended and Restated Advisory Agreement will amend the existing advisory agreement to provide for, among other amendments:

(i) the elimination of all acquisition fees, disposition fees and subordinated performance fees, and

(ii) the payment of an asset management fee to the Advisor calculated and paid monthly in an amount equal to one-twelfth of 1.1% of the (a) cost of each asset then held by MVP REIT II, Inc., without deduction for depreciation, bad debts or other non-cash reserves, or (b) the MVP REIT II's proportionate share thereof in the case of an investment made through a joint venture or other co-ownership arrangement excluding (only for clause (b)) debt financing on the investment.

AMENDED AND RESTATED ADVISORY AGREEMENT

Pursuant to the Second Amended and Restated Advisory Agreement, the asset management fee may not exceed $2,000,000 per annum (the "Asset Management Fee Cap") until the earlier of such time, if ever, that (i) MVP REIT II, Inc. holds assets with an Appraised Value (as defined Second Amended and Restated Advisory Agreement) equal to or in excess of $500,000,000 or (ii) MVP REIT II, Inc. reports AFFO (as defined in the Second Amended and Restated Advisory Agreement) equal to or greater than $0.3125 per share of MVP REIT II, Inc. common stock (an amount intended to reflect a 5% or greater annualized return on $25.00 per share of the MVP REIT II, Inc. common stock) (the "Per Share Amount") for two consecutive quarters, on a fully diluted basis. All amounts of the asset management fee in excess of the Asset Management Fee Cap, plus interest thereon at a rate of 3.5% per annum, will be due and payable by MVP REIT II, Inc. no later than ninety (90) days after the earlier of the date that (i) MVP REIT II, Inc. holds assets with an Appraised Value equal to or in excess of $500,000,000 or (ii) MVP REIT II, Inc. reports AFFO per share of MVP REIT II, Inc. common stock equal to or greater than the Per Share Amount for two consecutive quarters, on a fully diluted basis.

In the event that the merger agreement is terminated prior to the consummation of the merger, the Second Amended and Restated Advisory Agreement will automatically terminate.

2017 ANNUAL MEETING OF STOCKHOLDERS

At this meeting, the stockholder's of MVP REIT II, Inc. will be asked to approve, among other matters, the amendment and restatement of MVP REIT II's charter (the "Amended Charter"). The Amended Charter is primarily intended to accomplish two objectives in connection with the possible listing of MVP REIT II, Inc.'s common stock after the closing of the merger: (1) to remove provisions of the charter that may unnecessarily restrict MVP REIT II, Inc.'s ability to take advantage of further opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that MVP REIT II, Inc. believes would be more suitable for becoming a publicly-traded REIT.

At the 2017 annual meeting of stockholders, the stockholders of MVP REIT II, Inc. will also be asked to consider and vote on: (i) elect directors of MVP REIT II, Inc. and (ii) the ratification of the appointment of RSM as MVP REIT II, Inc.'s auditors.

MVP REIT II, INC. ANNUAL MEETING

Each stockholder is urged to read the proxy statement in its entirety.

It is anticipated that after the annual meeting, the combined company will change its name to The Parking REIT, Inc.

THE BOARD OF DIRECTORS OF MVP REIT, INC. HAS RECOMMENDED A YES VOTE IN FAVOR OF REMOVING ROLL UP RIGHTS AND IN FAVOR OF THE MERGER.

THE BOARD OF DIRECTORS OF MVP REIT II, INC. HAS RECOMMENDED A YES VOTE FOR THE AMENDED CHARTER, THE ELECTION OF THE DIRECTORS AND THE RATIFICATION OF THE AUDITOR AND THE OTHER PROPOSALS SET FORTH IN THE PROXY.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

ABOUT MVP REIT, INC. AND MVP REIT II, INC.

MVP REIT, Inc. is a publicly registered, non-listed hybrid real estate investment trust ("REIT"), which completed its initial public offering in September 2015. MVP REIT, Inc. primarily invests in parking facilities throughout the United States, secured by long term leases with national and regional operators.

MVP REIT II, Inc. is a publicly registered, non-listed REIT formed to invest primarily in parking lots and facilities in the United States and Canada.

Both MVP REIT, Inc. and MVP REIT II, Inc. are managed by MVP Realty Advisors, LLC.

For more information, please visit TheParkingREIT.com.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

ADDITIONAL INFORMATION ABOUT THE MERGER

MVP REIT II, Inc. filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 containing a proxy statement/prospectus and other related documents. The proxy statement/prospectus contains important information about the merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY MVP REIT, INC. AND MVP REIT II, INC. WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MVP REIT, INC., MVP REIT II, INC. AND THE MERGER.

Investors and stockholders of MVP REIT, Inc. and MVP REIT II, Inc. may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by MVP REIT, Inc. and MVP REIT II, Inc. with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MVP REIT, Inc. and MVP REIT II, Inc. with the SEC are also available free of charge on MVP REIT, Inc.'s website at http://mvpreit.com/ and MVP REIT, Inc.'s website at http://mvpreitii.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

MVP REIT, Inc., MVP REIT II, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from MVP REIT, Inc.'s and MVP REIT II, Inc.'s stockholders in respect of the merger. Information regarding MVP REIT, Inc.'s directors and executive officers can be found in MVP REIT, Inc.'s most recent Annual Report filed on Form 10-K on March 24, 2017. Information regarding MVP REIT II, Inc.'s directors and executive officers can be found in MVP REIT II, Inc.'s proxy statement for its annual meeting filed with the SEC on August 16, 2017. Additional information regarding the interests of such potential participants is included in the proxy statement/prospectus and, if and when they become available, other relevant documents filed with the SEC in connection with the merger. These documents are available free of charge on the SEC's website and from MVP REIT, Inc. or MVP REIT II, Inc., as applicable, using the sources indicated above.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

FORWARD-LOOKING STATEMENTS

This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on MVP REIT, Inc.'s and MVP REIT II, Inc.'s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. MVP REIT, Inc. and MVP REIT II, Inc. can give no assurance that their expectations will be attained. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, the risk that MVP REIT, Inc. and MVP REIT II, Inc. will not be able to consummate the merger and other factors, including those set forth in the Risk Factors sections of the proxy statement/prospectus in respect of the merger and MVP REIT, Inc.'s and MVP REIT II, Inc.'s respective most recent Annual Reports on Form 10-K filed with the SEC and other reports filed by MVP REIT, Inc. and MVP REIT II, Inc. with the SEC, copies of which are available on the SEC's website, www.sec.gov. Neither MVP REIT, Inc. nor MVP REIT II, Inc. undertakes any obligation to update these statements for revisions or changes after the date of this presentation, except as required by law.

Broker/dealers and their representatives cannot solicit votes from their clients as such solicitation is prohibited by law. All solicitation shall be conducted through Georgeson and representatives of MVP REIT, Inc. or MVP REIT II, Inc., each a Maryland Corporation.

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